GREENWICH STREET SERIES FUND
on behalf of
Equity Index Portfolio (the "Portfolio")

Supplement dated February 25, 1998 to
Prospectus dated April 30, 1997

	The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus under "Management of the Fund."

For the investment advisory services provided to it by TIMCO, the Portfolio pays TIMCO an annual management fee calculated at a rate of 0.06% of its average daily net assets, paid monthly. The Equity Index Portfolio pays MMC an annual administration fee of 0.20% of its average daily net assets, paid monthly, for administrative services.










FD 01417